Restructuring costs and similar items	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Restructuring costs and similar items	Restructuring costs and similar items
Restructuring costs and similar items amounted to €820 million in 2021, €1,089 million in 2020 and €1,088 million in 2019, and were comprised of the following items:

(€ million)	2021	2020	(a)	2019	(a)
Employee-related expenses	193	697		795
Charges, gains or losses on assets(b)	110	149		106
Compensation for early termination of contracts (other than contracts of employment)	34	40		49
Decontamination costs	—	(2)		27
Transformation programs costs	463	191		131
Others	20	14		(20)
Total	820	1,089		1,088
(a) Includes the impacts of the IFRIC final agenda decisions of March 2021 on the costs of configuring or customising application software used in a Software as a Service (SaaS) arrangement and of April 2021 on the attribution of benefits to periods of service, as described in Note A.2.1.
(b)    This line consists of impairment losses and accelerated depreciation charges related to site closures (including leased sites), and gains or losses on divestments of assets arising from reorganization decisions made by Sanofi.

In 2021, the costs of Sanofi's transformation program (as defined in Note B.19.) were related mainly to the creation of the new standalone Consumer Healthcare entity and of EUROAPI (the future European market leader in active pharmaceutical ingredients), and to the implementation of Sanofi’s new digital strategy.
In 2020, employee-related expenses amounted to €697 million, and consisted of termination benefits further to the announcement of plans to adapt Sanofi’s organization (primarily in Europe) in line with the new “Play to Win” strategy announced in December 2019.
In 2019, restructuring costs were mainly comprised of termination benefits of €795 million (primarily in Europe, the United States and Asia), plus asset write-downs and accelerated depreciation charges of €106 million.